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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ________________

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                  June 30, 2006
                Date of Report (Date of earliest event reported)

                                ________________


                                PMC-SIERRA, INC.
             (Exact name of Registrant as specified in its charter)

           Delaware                    0-19084                94-2925073
(State or other jurisdiction of (Commission File Number)   (IRS Employer
        incorporation)                                   Identification Number)


                               3975 Freedom Circle
                              Santa Clara, CA 95054
               (Address of Principal Executive Offices) (Zip Code)

                                 (408) 239-8000
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02.  Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

On June 30, 2006, Alan F. Krock resigned from his position as Vice President, and Chief Financial Officer of PMC-Sierra, Inc. (the "Registrant") effective after a transition period. Mr. Krock is the registrant's Principal Accounting Officer.


ITEM 7.01.  Regulation FD Disclosure.

On July 6th, 2006, the Registrant issued a press release providing an update regarding its Second Quarter 2006 revenue outlook and announcing the resignation of Alan F. Krock. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information in this Item 7.01 and Exhibit 99.1 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.


ITEM 9.01.  Financial Statements and Exhibits

      (d)   Exhibits.

            99.1     Press release dated July 6, 2006.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, PMC has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       PMC-SIERRA, INC.
                                       (Registrant)


     Date: July 6, 2006           By:  /s/ Robert L. Bailey
           ------------                ---------------------------------------
                                           Robert L. Bailey
                                           President and Chief Executive Officer

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                                  EXHIBIT INDEX

Exhibit
Number                               Description
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99.1       Press release dated July 6, 2006.